AMENDMENT TO THE
                         PRINCIPAL INVESTORS FUND, INC.
                              MANAGEMENT AGREEMENT


Amendment effective as of the 22nd day of October, 2003 to the Management Agreement executed and entered into by and between Principal Investors Fund, Inc., a Maryland Corporation, and Principal Management Corporation, an Iowa corporation, on the 15th day of September, 2000 (and including all subsequent amendments) is hereby amended by deleting Schedule 1 and adding the following
Schedule 1 thereto:

                                   SCHEDULE 1

------------------------------------------------- -------------------    --------------------------------------- -------------------
                                                    Management Fee                                                 Management Fee
                     Series                        as a Percentage                       Series                    as a Percentage
                                                   at Daily Average                                               at Daily Average
                                                      Net Assets                                                     Net Assets
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
Bond and Mortgage Securities Fund                       0.55%            Money Market Fund                             0.40%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
Capital Preservation Fund                               0.52%            Partners International Fund                   1.10%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
Government Securities Fund                              0.40%            Partners LargeCap Blend Fund                  0.75%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
High Quality Intermediate-Term Bond Fund                0.40%            Partners LargeCap Blend Fund I                0.45%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
High Quality Long-Term Bond Fund                        0.40%            Partners LargeCap Growth Fund                 1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
High Quality Short-Term Bond Fund                       0.40%            Partners LargeCap Growth Fund I               0.75%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
International Emerging Markets Fund                     1.35%            Partners LargeCap Growth Fund II              1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
International Fund I                                    0.90%            Partners LargeCap Value Fund                  0.80%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
International Fund II                                   1.00%            Partners MidCap Growth Fund                   1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LargeCap Blend Fund I                                   0.60%            Partners MidCap Growth Fund I                 1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LargeCap Growth Fund                                    0.55%            Partners MidCap Value                         1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LargeCap S&P 500 Index Fund                             0.15%            Partners MidCap Value Fund I                  1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LargeCap Value Fund                                     0.45%            Partners SmallCap Blend Fund                  1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LifeTime 2010 Fund                                      0.1225%          Partners SmallCap Growth Fund I               1.10%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LifeTime 2020 Fund                                      0.1225%          Partners SmallCap Growth Fund II              1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LifeTime 2030 Fund                                      0.1225%          Partner SmallCap Value Fund                   1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LifeTime 2040 Fund                                      0.1225%          Partners SmallCap Value Fund I                1.00%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LifeTime 2050 Fund                                      0.1225%          Preferred Securities Fund                     0.75%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
LifeTime Strategic Income Fund                          0.1225%          Real Estate Fund                              0.85%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
MidCap Blend Fund                                       0.65%            SmallCap Blend Fund                           0.75%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
MidCap Growth Fund                                      0.65%            SmallCap Growth Fund                          0.75%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
MidCap S&P 400 Index Fund                               0.15%            SmallCap S&P 600 Index Fund                   0.15%
------------------------------------------------- -------------------    --------------------------------------- -------------------
------------------------------------------------- -------------------    --------------------------------------- -------------------
MidCap Value Fund                                       0.65%            SmallCap Value Fund                           0.75%
------------------------------------------------- -------------------    --------------------------------------- -------------------

IN WITNESS WHEREOF, the parties have duly executed this Amendment on the date first written above.


Principal Management Corporation


By /s/A. S. Filean
   -----------------------------------------------
     A. S. Filean, Senior Vice President

Principal Investors Fund, Inc.


By /s/R. C. Eucher
   ----------------------------------------------------------
     R. C. Eucher, President and Chief Executive Officer